UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2021

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Corvus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37719	46-4670809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

863 Mitten Road, Suite 102

Burlingame, California 94010

(Address of Principal Executive Offices) (Zip Code)

(650) 900-4520

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	CRVS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

            On July 15, 2021, Corvus Pharmaceuticals, Inc. (“Corvus” or the “Company”) issued a press release regarding, among other matters, certain of its financial results for the second quarter  of 2021.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

            The information in this Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

            On July 15, 2021, the Company announced that it has discontinued its Phase 3 study of mupadolimab for COVID-19 due to positive trends exhibited by COVID-19 vaccines in lowering serious infection and hospitalizations. The discontinuation is not related to any safety or efficacy issues observed in study patients. The Company will continue to advance the development of mupadolimab in oncology, where it is currently being studied in a Phase 1/1b clinical trial.  In particular, the Company announced that it is now enrolling an expansion cohort for HPV+ head and neck cancer and its goal is to present initial results from this cohort at a medical meeting later this year.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.           Description

99.1                       Press release of Corvus Pharmaceuticals, Inc. dated July 15, 2021.

104                        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corvus Pharmaceuticals, Inc.

Date: July 15, 2021	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer